UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: February 18, 2009

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                       1-9494                   13-3228013
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


 727 Fifth Avenue, New York, New York                             10022
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01 Entry into a Material Definitive Agreement.

On February 18, 2009, Mitsukoshi Limited of Japan ("Mitsukoshi") delivered to Registrant's wholly-owned subsidiary, Tiffany & Co. Japan Inc. ("Tiffany-Japan") a fully signed copy of an Agreement and Memorandum of Understanding made as of February 1, 2009 ("Agreement") between Mitsukoshi and Tiffany. The Agreement concerns the operation of TIFFANY & CO. boutiques in the department stores of Mitsukoshi in Japan and replaces a prior agreement between the parties dated August 1, 2001.


Item 9.01 Financial Statements and Exhibits.

    (c)   Exhibits

  10.128 Agreement and Memorandum of Understanding made the 1st day of February 2009 by and between Tiffany & Co. Japan Inc. and Mitsukoshi Ltd. of Japan.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TIFFANY & CO.


                              BY:  /s/ Patrick B. Dorsey
                                  _________________________________
                                  Patrick B. Dorsey
                                  Senior Vice President, General Counsel
                                  and Secretary



Date:  February 18, 2009


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                                  EXHIBIT INDEX


Exhibit No.        Description

   10.128 Agreement and Memorandum of Understanding made the 1st day of February 2009 by and between Tiffany & Co. Japan Inc. and Mitsukoshi Ltd. of Japan.